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                                                                   Exhibit 10.10



                            Stockholders' Agreement

     This Stockholders' Agreement (this "Agreement") is made and entered into this 26th day of June, 1996 by and among (i) Coatings Group, Inc. ("Coatings"), Asgard Ltd ("Asgard"), and Parkway M&A Capital Corporation ("Parkway") (Coatings, Asgard, Parkway and their respective affiliates and successors are collectively referred to as the "Sutton Entities"), (ii) Keystone Consolidated Industries, Inc. ("Keystone"), (iii) Contran Corporation ("Contran"), and (iv) DeSoto, Inc. ("DeSoto").

     Whereas, concurrently with the execution of this Agreement, Keystone and DeSoto are entering into an Agreement and Plan of Reorganization (the "Merger Agreement");

     Whereas, pursuant to the Merger Agreement the Common Stock of DeSoto ("DeSoto Common Stock") will be converted into the Common Stock of Keystone ("Keystone Common Stock"), rights to acquire DeSoto Common Stock will be converted into rights to acquire Keystone Common Stock, and preferred stock of DeSoto ("DeSoto Preferred Stock") will be converted into preferred stock of Keystone ("Keystone Preferred Stock"), all in accordance with the terms and subject to the conditions of the Merger Agreement;

     Whereas, the Sutton Entities currently own DeSoto Common Stock, DeSoto Preferred Stock and warrants to acquire DeSoto Common Stock (the "Warrants"); and

     Whereas, Keystone, the Sutton Entities and Contran believe it desirable to address certain of their relative rights following the consummation of the transactions contemplated by the Merger Agreement in order to induce the Sutton Entities and Contran to vote their respective shares in favor of approving the Merger Agreement and the transactions contemplated thereby.

     Now, Therefore, in consideration of the mutual covenants and agreements of the parties hereto, it is mutually agreed by and among the parties hereto:

     1. DeSoto Warrant Purchase Agreement. Keystone expressly agrees that, following the Effective Time (as such term is defined in the Merger Agreement), it shall be bound by the terms of Section 5.1 of the Preferred Stock and Warrant Purchase Agreement dated as of July 21, 1992 by and among DeSoto and the Sutton Entities (the "Warrant Purchase Agreement") (as if it had been a signatory thereto in lieu of DeSoto) in respect of the Keystone Common Stock to be issued to the Sutton Entities as a result of the transactions contemplated by the Merger Agreement or upon exercise of Warrants held by such persons, except to the extent the Warrant Purchase Agreement or the

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Warrants are amended by this Agreement or by the Warrant Conversion Agreement among Keystone and the Sutton Entities. The rights held by the Sutton Entities shall be in the aggregate and not individually.

     2. Amendment of Warrant Purchase Agreement. In addition to any amendments contemplated by the Warrant Conversion Agreement, the Warrant Purchase Agreement shall be amended, effective as of the Effective Time (as defined in the Merger Agreement), as follows:

        (a) The last sentence of Section 5.1.1 shall be amended to read: "The Purchasers shall be entitled to two requests for registration pursuant to this
Section 5.1.1."

        (b) An additional sentence shall be added at the end of Section 5.1.1 (as amended by subparagraph (a) above): "The Purchasers shall not request registration pursuant to this Section 5.1.1 until at least nine months after the consummation of the merger transaction contemplated by the Agreement and Plan of Reorganization between the Company and Keystone Consolidated Industries, Inc."

        (c)  A new Section 5.1.7 shall be added as follows:

        "5.1.7. Certain Restrictions on Securities Registered. Notwithstanding anything in this Agreement to the contrary, the Purchasers shall not have the right to require (pursuant to Section 5.1.1 or Section 5.1.2) registration of shares of Preferred Stock or the Warrants."

        (d) The proviso at the end of the first sentence of the third full paragraph in Section 5.1.5 shall be amended to read as follows:

             "provided, that the amount of shares offered for sale pursuant to such registration by any other sellers (other than the Company, whose shares shall not be subject to reduction) shall be reduced by the same proportion as the reduction in shares of the Purchasers, their affiliates and the Covered Transferees to be included in the registration so that the right to participate in the registration shall be allocated to all such parties in proportion to the number of shares each such party wishes to include in such registration."

        (e) Section 5.1.3 shall be amended such that the phrase "and all underwriting discounts and fees" shall be deleted.

     3. Coordination of Registration. (a) Keystone hereby grants to Contran, The Contran Deferred Compensation Trust No. 2 (the "CDCT"), NL Industries,

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Inc. ("NL"), The Harold Simmons Foundation, Inc. (the "Foundation"), and the
Combined Master Retirement Trust, a trust formed by Valhi, Inc. (the "CMRT") (Contran, the CDCT, NL, the Foundation, and the CMRT and their respective affiliates and successors are collectively referred to as the "Contran Entities") the same rights with respect to the registration of Keystone Common Stock held by the Contran Entities it is hereby granting to the Sutton Entities, such that the Contran Entities, taken together, but not individually, shall have the same rights in the aggregate that the Sutton Entities in the aggregate shall have with respect to Section 5 of the Warrant Purchase Agreement as if the Contran Entities had been a signatory thereto in lieu of the Sutton Entities and Keystone had been a signatory thereto in lieu of DeSoto.

           (b) If at any time when either the Sutton Entities or the Contran Entities have exercised their right to register securities of Keystone owned by them pursuant to "piggy back registration rights," the Contran Entities or the Sutton Entities, as the case may be, also wish to exercise their right to register securities of Keystone owned by them pursuant to piggyback registration rights and the combined amount of stock such persons wish to include in such offering exceeds the maximum amount which can reasonably be expected to be marketed at a price reasonably related to the then current market value of such securities and without otherwise materially adversely affecting such offering (the "Maximum"), then the parties hereto agree that the ability of such parties to have their securities included in any registration shall not be based upon the timing of their request for registration but rather shall be allocated among all persons wishing to exercise piggyback registration rights in proportion to the number of shares each such person wishes to include in such registration.

           (c) Subject to Section 3(d) hereof, in the event that both the Sutton Entities and the Contran Entities wish to register securities pursuant to the exercise of demand registration rights and the amount of stock of such persons wish to include in such offering exceeds the Maximum, then the parties hereto agree that the ability of such parties to have their securities included in the registration shall not be based upon the timing of their requests for registration but rather shall be as follows:

           (i) the Sutton Entities and the Contran Entities shall be entitled to participate in the registration in proportion to the number of shares each wishes to include in such registration; and

           (ii) thereafter, Keystone and any other persons, to the extent possible, may participate in the registration.

A person shall be permitted to withdraw its request for registration as a result of a reduction in the number of shares such person may include in


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the registration in accordance herewith and such person shall not be deemed to have exercised a demand for registration.

The parties hereto agree that the party exercising a demand registration right shall have absolute priority to include its securities in a registration vis a vis a party exercising piggyback registration rights.

         (d) If Keystone shall receive notice from either the Sutton Entities or the Contran Entities that such party desires to exercise its "demand registration rights," Keystone shall have the right within thirty (30) days of receipt of such notice to elect to sell Keystone Shares on an appropriate registration statement. If Keystone shall make such election, then the party exercising its demand registration rights shall be entitled to exercise its piggyback registration rights pursuant to this Agreement and such party shall not be deemed to have exercised its demand registration rights.

         (e) Keystone agrees that it shall not grant additional registration rights (or amend the terms of registration rights granted previously or by this Agreement) to either the Sutton Entities or the Contran Entities in respect of securities they currently own (or will own immediately after the Effective
Time) unless the same rights are granted to both the Contran Entities and the Sutton Entities.

     4. Termination of Warrant Purchase Agreement. DeSoto and the Sutton Entities agree that the Warrant Purchase Agreement shall terminate at the Effective Time (except to the extent expressly assumed by Keystone pursuant to this Agreement).

     5. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original with the same effect as if the signatures hereto and thereto were upon the same instrument.

     6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of laws thereof.

     7. Termination. This Agreement shall terminate upon termination of the Merger Agreement.

     8. Intended Beneficiaries. The parties acknowledge that the Contran Entities are intended beneficiaries of the Agreement and are entitled to all rights set forth hereunder as if such parties had been signatories hereto.

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     9.  Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal successors.

     In Witness Whereof, the parties hereto have executed this Agreement.

                                     COATINGS GROUP, INC.


                                     By:
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                                     ASGARD LTD


                                     By:
                                        -----------------------------------


                                     PARKWAY M&A CAPITAL CORPORATION


                                     By:
                                        -----------------------------------


                                     KEYSTONE CONSOLIDATED INDUSTRIES, INC.


                                     By:
                                        -----------------------------------


                                     CONTRAN CORPORATION


                                     By:
                                        -----------------------------------


                                     DESOTO, INC.


                                     By:
                                        -----------------------------------